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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to Sharps Compliance Corp. Stock Plan, of our report dated September 9, 2002, appearing in Annual Report Pursuant to Section 13 or 15(d) at the Securities Exchange Act of 1934, (Form 10-KSB) filed with the Securities and Exchange Commission on September 20, 2002.

Houston, Texas
September 23, 2002

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS